                                                                   EXHIBIT 10.56

                                                         (BANK OF AMERICA LOGO)




                               November 15, 1999


WESTPOINT STEVENS INC.
507 West Tenth Street
West Point, Georgia 31833
Attention: Mr. Morgan M. Schuessler


         Re: Revision of Definition of "Maximum Restricted Payment Amount" and Minimum Net Worth Covenant



Dear Sirs:


Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998, among WestPoint Stevens Inc. ("Borrower"), WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (the "Foreign Borrowers"), the various banks and lending institutions party thereto (the "Banks"), and NationsBank, N.A. as agent (now known as Bank of America, N.A., the "Agent") for the Banks (as amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

By their signatures below, the Borrower, the Foreign Borrowers and the Required Banks hereby agree that the existing definition of "Maximum Restricted Payment Amount" in Section 1.1 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "Maximum Restricted Payment Amount" means the sum of (i) $301,374,000, plus (ii) 50% of the Consolidated Net Income from and after September 30, 1999 until any relevant measurement date, plus
         (iii) the Net Cash Proceeds received by the Borrower from the exercise of stock warrants or options by current or former employees or directors of the Borrower in respect of Capital Stock of the Borrower from and after June 30, 1999.

By their signatures below, the Borrower, the Foreign Borrowers and the Required Banks hereby agree that Section 7.11(a) be amended to read in its entirety as follows:

                  Minimum Consolidated Net Worth. Have a Consolidated Net Worth as of the last day of each fiscal quarter of not less than (i) $40,000,000, (ii) increased on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending June 30, 1998, by an amount equal to forty percent (40%) of Consolidated Net Income (to the
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WestPoint Stevens Inc.
November 15, 1999
Page 2

         extent positive) for the fiscal quarter then ended, and (iii) further increased on a cumulative basis by fifty percent (50%) of Consolidated Net Income (to the extent positive) for the period October 1, 1998 through September 30, 1999.

As a condition to the effectiveness of the modification of such definitions in the Credit Agreement, the Borrower shall pay to each Lender executing this letter amendment no later than 12:00 p.m. (EST) on November 23, 1999 a fee equal to 3.5 basis points (0.035%) of its respective aggregate Commitment under the Credit Agreement.

By their signatures below, each of the Subsidiary Guarantors acknowledges and consents to this revision in the definition of "Maximum Restricted Payment Amount" and this amendment to section 7.11(a). Each Subsidiary Guarantor agrees that these modifications to the Credit Agreement do not operate to reduce or discharge any of such Subsidiary's obligations under any of the Collateral Documents.

Until this letter agreement shall have been executed by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, it shall not be effective in revising the definition of "Maximum Restricted Payment Amount" or section 7.11(a) of the Credit Agreement. Except for the revision to the definition of "Maximum Restricted Payment Amount" and the amendment to section 7.11(a), each effected hereby upon the execution of this letter agreement by the Borrower, the Foreign Borrowers, the Subsidiary Guarantors, and the Required Banks, the Credit Agreement shall remain in full force and effect.

Please execute this letter agreement and cause each of the Foreign Borrowers and the Subsidiary Guarantors to execute this letter agreement, and return such completed signature pages to the Agent at your earliest convenience.


                                     Sincerely,

                                     BANK OF AMERICA, N.A., formerly
                                     known as NationsBank, N.A., in its capacity as the Agent

                                     By: /s/ DAVID H. DINKINS
                                        ---------------------
                                            DAVID H. DINKINS
                                     Title: Vice President


ACKNOWLEDGED AND AGREED:

WESTPOINT STEVENS INC.

By: /s/ MORGAN M. SCHUESSLER
   -------------------------
Title: Executive Vice President-Finance
       & Chief Financial Officer

                             [Signatures Continued]

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WestPoint Stevens Inc.
November 15, 1999
Page 3

WESTPOINT STEVENS (UK) LIMITED

By: /s/ MORGAN M. SCHUESSLER
   ----------------------------------------

Title: Vice President & Treasurer
       ------------------------------------


WESTPOINT STEVENS (EUROPE) LIMITED

By: /s/ MORGAN M. SCHUESSLER
   ----------------------------------------

Title: Director
       ------------------------------------


WESTPOINT STEVENS STORES INC.

By: /s/ MORGAN M. SCHUESSLER
   ----------------------------------------

Title: Vice President & Treasurer
       ------------------------------------

J.P. STEVENS & CO., INC.

By: /s/ MORGAN M. SCHUESSLER
   ----------------------------------------

Title: Vice President & Treasurer
       ------------------------------------

WESTPOINT-PEPPERELL ENTERPRISES, INC.

By: /s/ EDWARD J. JONES
   ----------------------------------------

Title: Vice President & Assistant Treasurer
       ------------------------------------


J.P. STEVENS ENTERPRISES, INC.

By: /s/ EDWARD J. JONES
   ----------------------------------------

Title: Vice President & Assistant Treasurer
       ------------------------------------


                             [Signatures Continued]
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WestPoint Stevens Inc.
November 15, 1999
Page 4


LIEBHARDT, INC.

By:
   -------------------------------------

Title:
      ----------------------------------


BANK OF AMERICA, N.A.,
formerly known as NationsBank, N.A., as a Bank

By: /s/ DAVID H. DINKINS
   -------------------------------------

Title: Vice President
      ----------------------------------


THE BANK OF NEW YORK

By: /s/ RONALD R. REEDY
   -------------------------------------

Title: Vice President
      ----------------------------------


BANK ONE, NA (Main Office-Chicago)
(F/K/A THE FIRST NATIONAL BANK OF CHICAGO)

By: /s/ JAMES F. GABE
   -------------------------------------

Title: Assistant Vice President
      ----------------------------------


SCOTIABANC INC.

By: /s/ W. J. BROWN
   -------------------------------------

Title: Managing Director
      ----------------------------------


WACHOVIA BANK, N.A.

By: /s/ REGINAL T. DAWSON
   -------------------------------------

Title: Senior Vice President
      ----------------------------------


                             [Signatures Continued]
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WestPoint Stevens Inc.
November 15, 1999
Page 5


SOCIETE GENERALE

By:__________________________

Title:_______________________


ABN AMRO BANK, N.V.

By: /s/ G. MARK CLEGG               By: /s/ ROBERT A. BUDNEK
   -------------------------           ---------------------
Title: Vice President               Title: Vice President
      ----------------------              ------------------

SUNTRUST BANK, ATLANTA

By: /s/ LAURA KAHN
--------------------------------------------
Title: Director, Senior Relationship Manager


By:__________________________

Title:_______________________


FIRST UNION NATIONAL BANK

By: /s/ J. PEY
   -------------------------
Title: SVP
      ----------------------

FLEET BANK, N.A.

By: /s/ A. J. BOYETT
   -------------------------
Title: Senior Vice President
      ----------------------

                             [Signatures Continued]

Westpoint Stevens Inc.
November 15, 1999
Page 6

AMSOUTH BANK

By: /s/ H. HOPE STEWART
   ----------------------------
Title: V.P.
      -------------------------


COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By: /s/ MICHAEL T. FABIANO
   ----------------------------
Title: Vice President
      -------------------------


By: /s/ NANCY J. O'CONNOR
   ----------------------------
Title: Vice President
      -------------------------


NATIONAL WESTMINSTER BANK PLC

By: /s/ R. ROACH
   ----------------------------
Title: Senior Corporate Manager
      -------------------------